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Direct Line: [redacted]
e-mail: [redacted]

Via Courier and Email

December 13, 2018

Fortem Resources Inc.
67 East 5th Avenue
Vancouver, BC V5T 1G7

mcaetano@fortemresources.com

Attention: Michael Caetano, Director & COO

Dear Sir:

Re: Extension of Deferred Closing Time under the Asset Sale Agreement (the "Agreement") dated September 14, 2018 between [redacted] (the "Vendor") and Fortem Resources Inc. doing business under the assumed name of Big Lake Energy Ltd. (the "Purchaser")

Pursuant to ongoing discussions between the Parties, the Vendor is prepared to extend the Deferred Closing Time under the Agreement to March 15, 2019, or such alternative time as the Parties may agree to in writing. If the Purchaser is in agreement to extend the Deferred Closing Time as set out herein, please sign and date this letter and return a copy to the undersigned.

Unless otherwise defined herein, each capitalized term which is used herein shall have the meaning ascribed to it in the Agreement.

Regards,

[redacted]

/s/ Signed

Authorized Signatory

FORTEM RESOURCES INC.

/s/ Michael Caetano

Name: Michael Caetano
Position: COO
Date: December 17, 2018